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                                                             EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  ----------------------------------------


   As independent public accounts, we hereby consent to the incorporation of our report dated January 28, 1995, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 33-24447, 33-25196, 33-40641, 33-67620, 33-67632, 33-51063 and
   33-51961, Form S-3 Registration Statement File No. 33-46208 and Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statements File Nos. 33-49282 and 33-44957.



                                 ARTHUR ANDERSEN LLP


   Milwaukee, Wisconsin
   March 24, 1995










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